Acquisition Prepayment	12 Months Ended
Jun. 30, 2019
Acquisition prepayment [Abstract]
Acquisition prepayment

Note 8 – Acquisition prepayment

On April 12, 2018, the Company entered into a Memorandum of Understanding with a Hong Kong based financial services company to acquire 100% of its equity. The financial services company owns financial licenses which will enable the Company to expand its business in Hong Kong. The total cost of the acquisition will amount to HKD 29,390,000 (approximately $3.7 million). The Company has prepaid approximately $2.4 million as of June 30, 2019 with $1.3 million to be paid upon closing. On September 24, 2019, the Hong Kong Securities and Futures Commission approved the acquisition and it is expected to be completed by third fiscal quarter 2020.